Exhibit 10.2

                             PARTICIPATION AGREEMENT
                               (State Lease 19499)

     This Participation Agreement ("Agreement"), effective as of February 11, 2008 ("Effective Date") is made by and between El Paso E&P Company, L.P. ("El Paso"), Ridgewood Energy Corporation ("Ridgewood") and LLOG Exploration Offshore, Inc. ("LLOG"). The foregoing may be referred to individually as a "Party" and collectively as the "Parties".

     WHEREAS, El Paso is the owner of 100% of the interest in that certain Oil and Gas Lease designated State Lease 19499 (the "Lease"), dated effective October 10, 2007, made by and between the State of Louisiana, as Lessor, and Cypress Energy Corporation, as Lessee, covering portions of Blocks 213 and 293, South Marsh Island Area, Iberia Parish, Louisiana, and containing approximately 1,359.78 acres as therein described;

     WHEREAS, El Paso has identified an exploratory prospect on the Lease and proposes to drill the State Lease 19499 Well No. 1 (the "Test Well") to test an exploratory objective within such prospect; and

     WHEREAS, Ridgewood and LLOG (collectively, the "Participants") have indicated their desire to participate in the cost, risk and expense of drilling the Test Well to earn an undivided interest in and to the Lease as herein provided, together with a like interest in and to the Test Well, all production therefrom and all personal property and equipment associated therewith;

     NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.   Test Well Participation

     (a) Test Well. On or before April 30, 2008, El Paso, as "Operator", will commence, or cause to be commenced, drilling operations on the Test Well, the estimated cost of which is described in the Authorization for Expenditure ("AFE") attached as Exhibit "A" and thereafter continuously prosecute the drilling of the Test Well in a good and workmanlike manner to Casing Point. "Casing Point" shall mean that point in time when the well has reached its Objective Depth, or such other depth as may be mutually agreed by the Parties, and all logs, cores and other tests have been completed that in the opinion of the Operator are sufficient to make a determination concerning the running of production casing or the plugging and abandonment of the well, and the results thereof have been furnished to the Participants together with Operator's recommendation. The Test Well will be drilled as a vertical well from a surface location that is approximately 2,195 feet from the North line and 4,690 feet from the West line of South Marsh Island Area Block 213 to (i) 16,500 feet TVD (16,500 feet MD) or (ii) a depth sufficient to test the Rob L section, as seen on the Array Induction-GR log of the McMoRan South Marsh Island 217 #223 Well between the depths of 13,900' and 16,100' MD, whichever is the lesser depth (the "Objective Depth").


Participation Agreement
(State Lease 19499)

     (b) Proportionate Cost Sharing. The cost, risk and expense of the Test Well shall be borne by the Participants as follows:

                                      Working Interest Cost Allocation
                                      --------------------------------
        Participant          Before Casing Point             After Casing Point

        Ridgewood                      45%                            30%
           LLOG                        30%                            20%

Until such time as (i) the Test Well reaches Casing Point or (ii) the actual costs associated with the Test Well (including the costs of any Substitute Well drilled therefor in accordance with Section 1(c)) are equal to 110% of the AFE, whichever is sooner, Participants shall bear their Before Casing Point working interest share of costs. Except as otherwise provided herein, after such point in time, they shall bear their After Casing Point working interest share of costs. In the event the Parties agree to complete, or temporarily abandon such Well in an effort to subsequently complete it, the Participants shall pay for and bear their After Casing Point working interest share of costs, as well as for all future expenditures on the Lease, subject to the provisions set forth in the Operating Agreement.

     (c) Substitute Well. If, prior to reaching the Objective Depth, the Test Well encounters mechanical difficulties, heaving shale, rock salt, excessive saltwater flow, practicably impenetrable formations or other conditions in the hole that would cause a reasonably prudent operator under the same or similar circumstances to discontinue drilling and to abandon the Test Well, El Paso shall have the right, within one hundred twenty (120) days after the rig was released from the last operation on the Test Well, to commence drilling of a substitute well ("Substitute Well") at a mutually agreeable location. A proposal to sidetrack the Test Well around an obstruction in the wellbore will not be considered a Substitute Well but a continuation of the Test Well, unless the targeted bottom hole location of the sidetracked well is more than 200' from the original proposed bottom hole location. Any Substitute Well proposal shall include the estimated costs to drill to the Test Well Objective Depth, and each of the Participants shall have the option, but not the obligation, to participate in such Substitute Well. If a Participant elects to not participate in a Substitute Well, then it will forfeit all rights hereunder but will continue to be obligated for its proportionate share of any and all costs and liabilities incurred in connection with all prior Test Well operations in which it participated. If El Paso elects to drill a Substitute Well, such Substitute Well shall be considered and treated for all purposes hereof as though the same were the Test Well.

     (d) Shallow Rights Well. In the event that the Test Well and/or any Substitute Well fails to reach Objective Depth but is capable of producing in paying quantities and otherwise meets all of the earning and reimbursement requirements provided in Section 3, then Participants shall bee entitled to receive an assignment of their respective undivided interest in and to the Lease INSOFAR and ONLY INSOFAR as the Lease covers depths from the surface down to 100' below the base of the stratigraphic equivalent of the deepest geological horizon that meets the criteria of 30 CFR 250.115 or 30 CFR 250.116 as being capable of producing in commercial quantities in such shallow earning well ("Shallow Rights Well"), subject to the terms and conditions set forth in
Section 3.


Participation Agreement                2
(State Lease 19499)

     (d) Additional Well. If the Test Well (including any Substitute Well drilled therefor) is completed as a Shallow Rights Well, then the Parties, individually and collectively, shall have the option, but not the obligation, to maintain each of their respective right hereunder to earn an assignment pursuant to Section 3 by commencing the actual drilling of another well ("Additional Well") within 180 days after release of the drilling rig from the preceding well. Such Additional Well shall be drilled to Objective Depth or deeper, and proposed in the same manner as, and subject to the same terms and conditions for, the Test Well. If a Participant has participated in the Additional Well to Casing Point, and has satisfied the other conditions of Section 3, then such Participant shall be entitled to an assignment of its undivided After Casing Point interest in and to the Lease (SAVE AND EXCEPT the interests assigned in the Shallow Rights Well) as otherwise provided in Section 3. Failure to commence actual drilling operations on the Additional Well within such 180 day period shall cause this Agreement to terminate as to all depths not previously earned hereunder.

2. Sunk Costs. Within five (5) business days of the execution of this Agreement, the Participants will reimburse El Paso for their proportionate shares of El Paso's sunk land (bonus and rental) costs ("Sunk Costs"), which were incurred by El Paso for the acquisition of the Lease as follows:

                Ridgewood                            $1,129,977.18
                LLOG                                   $753,318.12

3. Assignment of Record Title. Unless a Participant earns only rights in a Shallow Rights Well pursuant to Section 1(d), and provided that it (i) is not in default under the terms of this Agreement; (ii) has participated in the drilling of the Test Well (or any Substitute Well drilled therefor) to Casing Point; and
(iii) has reimbursed El Paso for its share of Sunk Costs in accordance with
Section 2, such Participant shall have earned and be entitled to receive an assignment of its undivided After Casing Point interest in and to the Lease, effective as of the Effective Date. El Paso shall deliver such assignment to the Participant(s) no later than thirty (30) days after earning occurs. Such assignment shall be subject to the terms of this Agreement, the assumption of its proportionate share of obligations pursuant to the Lease and the Operating Agreement, and be free of all royalty and overriding royalty burdens except the Lease Burdens described in Section 5. The assignment shall be on a mutually agreeable form and subject to approval by the State Mineral Board of the State of Louisiana.

4. Operating Agreement. Concurrent with the execution of this Agreement, the Parties shall enter into an operating agreement substantially in the form attached as Exhibit "B" ("Operating Agreement") and designating El Paso as Operator, the terms of which, subject to Section 1 of this Agreement, shall govern and control all operations proposed and/or conducted upon the Lease, including, without limitation, the drilling of the Test Well or any Substitute Well therefor, as well as all subsequent operations conducted by the Parties. The Test Well (including any Substitute Well therefor) drilled pursuant to this Agreement shall be deemed to be an Exploratory Well for purposes of the Operating Agreement. In the event of any conflict between the terms and conditions of this Agreement and the Operating Agreement, the terms of this Agreement shall control.


Participation Agreement                3
(State Lease 19499)

5. Lease Burdens. El Paso represents and warrants by, through and under El Paso that the only interest burdening El Paso's interest in the Lease is the Lessor's twenty-five percent (25%) royalty interest and certain overriding royalty interests representing a .0258336 interest in the Lease for which Lessor has not yet secured releases.

6. Notices. Any notice provided or permitted to be given under this Agreement shall be in writing, and may be sent by personal delivery, overnight courier, facsimile or by depositing same in the United States Mail, addressed to the Party to be notified, postage prepaid, and certified with a return receipt requested. Notices deposited in the mail in the manner hereinabove described shall be deemed to have been given and received upon the date of delivery as shown on the return receipt (or upon the date of attempted delivery where delivery is refused). Notice served in any other manner shall be deemed to have been given and received only if and when actually received by the addressee (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by telecopy or other facsimile means), and when delivered according to the receipt, if hand-delivered, sent by express courier or delivery service. For purposes of notice, the addresses of the Parties shall be as follows:

     If to El Paso:       El Paso E&P Company, L.P.
     -------------        1001 Louisiana Street
                          Houston, Texas 77002
                          Attention:   Casey Jones, Land Manager - GOM/SLA
                          Phone:       (713) 420-5709
                          Facsimile:   (713) 420-4419
                          Email:       doug1as.c.jones@elpaso.com

     If to Participants:  Ridgewood Energy Corporation
     -------------------  11700 Old Katy Road, Suite 280
                          Houston, Texas 77079
                          Attention:   W. Greg Tabor, Executive Vice President
                          Phone:       (281) 293-8449
                          Facsimile:   (281) 293-7391
                          Email:       gtabor@ridgewoodenergy.com

                          LLOG Exploration Offshore, Inc.
                          11700 Old Katy Road, Suite 295
                          Houston, Texas 77079
                          Attention:   K. Scott Spence, Land Manager - GOM Shelf
                          Telephone:   (281) 752-1106
                          Facsimile:   (281) 752-1190
                          Email:       scotts@llog.com

or at such other address and number as a Party shall have previously designated by written notice given to the other Party in the manner hereinabove set forth.


Participation Agreement                4
(State Lease 19499)

7.   Additional Provisions.

     (a) Further Assurances. Each of the Parties shall, from time to time and upon reasonable request, execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered, such instruments, and take such other action, as may be necessary or advisable, to carry out their respective obligations under this Agreement.

     (b) Assignment of Agreement. Neither Party shall assign this Agreement or any of its rights or obligations under this Agreement without obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that, without the consent of the other Party, either Party may, upon written notice to the other Party, assign this Agreement to an Affiliate.

     (c) Applicable Law; Venue. The provisions of this Agreement and the relationship of the Parties shall be governed and interpreted according to the laws of the State of Texas without giving effect to principles of conflicts of laws that would direct application of the laws of another jurisdiction, except to the extent that it is mandatory that the law of the jurisdiction where the prospect is located shall apply. Any proceedings arising from or relating to disputes under this agreement shall be brought and maintained exclusively in the federal or state courts located in Harris County, Texas, and each Party waives any objection it may have to venue therein. The Parties hereby agree to a waiver of trial by jury.

     (d) Severance of Invalid Provisions. In case of a conflict between the provisions of this Agreement and the provisions of any applicable laws or regulations, the provisions of the laws or regulations shall govern over the provisions of this Agreement. If, for any reason and for so long as, any clause or provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid, unenforceable, or unconscionable under any present or future law (or interpretation thereof), the remainder of this Agreement shall not be affected by such illegality or invalidity. Any such invalid provision shall be deemed severed from this Agreement as if this Agreement had been executed with the invalid provision eliminated. The surviving provisions of this Agreement shall remain in full force and effect unless the removal of the invalid provision destroys the legitimate purposes of this Agreement, in which event this Agreement shall be null and void. The Parties shall negotiate in good faith for any required modifications to this Agreement.

     (e) Time of the Essence. Time is essential to this Agreement and, accordingly, all time limits herein shall be strictly construed and enforced.

     (f) Headings for Convenience. All captions, numbering sequences, and paragraph headings used in this Agreement are inserted for convenience only and shall in no way define, limit, or describe the scope or intent of this Agreement or any part thereof.

     (g) Independent Representation. Each Party has had the benefit of independent legal representation with respect to the subject matter of this Agreement. Both Parties have participated in the drafting of this Agreement, and this Agreement shall not be more strictly construed against one Party than the other on the basis of a Party's role in drafting the Agreement.


Participation Agreement                5
(State Lease 19499)

     (h) Incorporation of Exhibits. Each of the exhibits attached to this Agreement is incorporated into this Agreement by reference as fully as if the text of each exhibit were set forth within the body of this Agreement. In the event of any conflicts between the provisions of this Agreement or any other agreement, including any agreement or instrument referenced herein to be executed by the Parties hereafter or simultaneously herewith, the provisions of this Agreement shall control.

     (i) Integrated Agreement. This Agreement, together with the attached Exhibits, represents the final and entire agreement by and between the Parties with respect to the subject matter hereof. This Agreement supersedes all oral agreements and previous understandings between the Parties relating to the subject matter hereof, and may be amended only by an instrument in writing executed jointly by all the Parties. Each of the Parties acknowledges that no promise, representation or warranty with respect to the subject matter hereof has been made other than as expressly set forth herein. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a Party's rights under this Agreement at any time to enforce strict compliance thereafter with every term or condition of this Agreement. All representations, warranties, covenants, and agreements contained in this Agreement or in any exhibit, instrument, certificate, or other document delivered pursuant to this Agreement shall survive any delivery of, and shall not be deemed to have merged into, any assignment delivered pursuant hereto.

     (j) Binding Effect. The terms and provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the Parties, their respective successors and permitted assigns.

     (k) Third Party Beneficiaries. This Agreement does not benefit or create any rights in any person or entity not a Party to this Agreement.

     (l) Relationship of the Parties. The rights and obligations of the Parties hereunder shall be individual, separate, and several and not joint and collective. It is expressly agreed that the Parties do not intend to create, and it is not the purpose or intention of this Agreement to create, and this Agreement shall never be construed as creating, a joint venture, mining partnership, or other relationship whereby any Party will be liable for the acts, either of omission or commission, of any other Party; provided, however, the Parties shall enter into a tax partnership in the form attached as Exhibit "C".

     (m) Limitation on Damages. In no event shall a Party be entitled to consequential, incidental, special, treble, exemplary or punitive damages hereunder unless such damages are a part of third party Claims for which a Party is entitled to indemnification hereunder.

     (n) Expenses. Each Party to this Agreement shall pay its own expenses (including legal fees and expenses) incurred in connection with the negotiation, execution and delivery of this Agreement.


Participation Agreement                6
(State Lease 19499)

     (o) Insurance. In connection with any drilling and/or production operations on or for the benefit of the Parties, each Party shall carry the type and amount of insurance required by the Operating Agreement.

     (p) Confidentiality. Except for necessary disclosures to governmental agencies, no Party shall release any geological, geophysical, or reservoir information or any logs or other information pertaining to the progress, tests, or results of any well drilled pursuant to this Agreement, except as provided for in the confidentiality provisions of the Operating Agreement.

     (q) McMoRan Farmin. Should El Paso acquire a farmin from McMoRan on a portion of State Lease 340 in SMI 213 and/or SMI 293 ("Farmin Area"), and the working interest acquired by El Paso is at least 75%, then Ridgewood and LLOG shall be entitled to acquire an interest in the Farmin Area, on the same basis and terms as El Paso, equal to their After Casing Point Working Interest, proportionately reduced to the interest initially acquired by El Paso.

     (r) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                            [Signature Page Follows]









Participation Agreement                7
(State Lease 19499)

     IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Date.

                                                                   [LEGAL DEPT.
                                                                      STAMP]

WITNESSES:                               El Paso E&P Company, L.P.

/s/ Nicholas J. Pieper                    By:   /s/ Casey Jones
----------------------                          ---------------
Printed Name: Nicholas J. Pieper          Name:  Casey Jones
              ------------------          Title: Agent and Attorney in Fact

/s/ Teresa A. Walker
--------------------
Printed Name: Teresa A. Walker
              ----------------


WITNESSES:                               Ridgewood Energy Corporation


/s/ V. Chavez                            By:    /s/ W. Greg Tabor
-------------                                   -----------------
Printed Name: V. Chavez                  Name:  W. Greg Tabor
              ---------                  Title: Executive Vice President

/s/ Michael AltoBelli
---------------------
Printed Name: Michael AltoBelli
              -----------------


WITNESSES:                               LLOG Exploration Offshore, Inc.


/s/ Michael AltoBelli                    By:    /s/ K. Scott Spence
---------------------                           -------------------
Printed Name: Michael AltoBelli          Name:  K. Scott Spence
              -----------------          Title: Land Manager

/s/ Zoe Berdie
--------------
Printed Name: Zoe Berdie
              ----------




Participation Agreement                8
(State Lease 19499)

                                   EXHIBIT "A"

       Made a part of that certain Participation Agreement dated effective February 11, 2008, by and between El Paso E&P Company, L.P., as Operator,
       Ridgewood Energy Corporation and LLOG Exploration Offshore, Inc, as Non-Operators, covering State Lease No. 19499, being a portion of Blocks
             213 and 293, South Marsh Island Area, Iberia Parish LA.

[EL PASO LOGO]              Approval for Expenditure
                            ------------------------

Project Name:        SL 19499 #1 SMI 213 D & E       Project Type:   EXPDR
Operator:            EL PASO E&P COMPANY LP          Budget ID:      EXPDR
Field Name:          GENERAL OFFSHORE CENTRAL        Project No.:    127927
Property Name:       SL 19499 #1 WELL                Property No.:   10008161
Division:            GOM S LOUISIANA                 Budgeted:       Y
Requested By:        Truitt, Michael S(Mi            Requested       02/11/2008
Project Description:                                 Budget Year:    2008

This Seed AFE is requested for funds to build the location at South Marsh Island Blk 213 SL 19499 #1 This AFE will be supplemented at a later date for the full AFE cost to Drill & Evalute the well

The attached supplement is for funds to Drill & Evaluate the SL 19499 #1, South Marsh Island Blk 213 to a depth of 16,500' MD / TVD

-------------------------------------------------------------------------------------------------------------
Working Interests
-----------------
Company Co   Company Name                          WI%          Original        Supplement              Total
----------   ------------                          ---          --------        ----------              -----
654          El Paso E&P Company, L.P.       25.000000       $375,000.00     $4,192,175.00      $4,567,175.00
Other        Ridgewood                       45.000000       $675,000.00     $7,545,915.00      $8,220,915.00
Other        LLOG                            30.000000       $450,000.00     $5,030.610.00      $5,480,610.00
                                            100.000000     $1,500,000.00    $16,768,700.00     $18,268,700.00
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Approvers:
----------
Title                                Name                  Date                    Decision
-----------------------------------------------------------------------------------------------
Mgr, Drilling                        Shelledy, Jack D      2/13/2006  7:19:09AM    Approved
Mgr, Land                            Jones, Douglas C      2/13/2008  8:24:57AM    Approved
Mgr, Reservoir Engineering           Garza, David N        2/25/2006 12:58:04PM    Sent Back
Mgr, Reservoir Engineering           Garza, David N        2/26/2008  1:13:13PM    Approved
Mgr, Exploration                     Evans, Grant          2/26/2008  2:24:39PM    Approved
Mgr, Prod, Ops Eng Completion        Richards, Davis E     2/27/2008  3:02:50PM    Approved
VP. Gulf of Mexico                   Kelly, John P         2/28/2008  7:35:34AM    Approved
-----------------------------------------------------------------------------------------------

Partner Approvals:                                 E1 Paso Approval:
------------------                                 -----------------

                Accepted & Agreed

Company:     LLOG Exploration Company, L.L.C.        /s/ John P. Kelly
             --------------------------------
Date:        3/11/108
             --------------------------------
Approved by: /s/ K. Scott Spence                     Name: Kelly, John P
             --------------------------------
Title:       Land Manager - GOM Shelf                Title VP, Gulf of Mexico
             --------------------------------

                Accepted & Agreed

Company:     Ridgewood Energy Corporation
             --------------------------------
Date:        February 26, 2008
             --------------------------------
Approved By: /s/ W. Greg Tabor
             --------------------------------
Title:       Executive Vice President
             --------------------------------

This authorization for expenditure (AFE) constitutes a contract between the non-operator signing the AFE and the operator whereby the non-operator hereby promises and agrees to pay the operator, within thirty (30) days after billing, its proportionate share of all reasonable expenditures on the described operators until such time as an operating agreement is executed.

                       AUTHORIZATION FOR EXPENDITURE - ID#                     25990


Well or Project Name:                  SL 19499 #1 SMI 213 D & E                     Project Type Code:    EXPDR
Operator:                              EL PASO E&P COMPANY LP                        Budget ID Code:       EXPDR
Country:                               UNITED STATES                                 Project(AFE) No.:     127927
County:                                IBERIA                                        Supplement No.:
State:                                 LOUISIANA                                     Company No.:          654
Sec-Tsp-Rge/Survey/Blk:                                                              Property No.:         10008161
Field Name/Area:                       GENERAL OFFSHORE CENTRAL                      Budgeted Y/N:         Yes
Division:                              GOM S LOUISIANA                               Prepared By/Dept:     Truitt, Michael S(Mike)
                                                                                     Date Prepared:        02/11/2008
------------------------------------------------------------------------------------------------------------------------------------
CostCode Cost Description                      Drill DrillSupplement  Completio CompSupplem   Facilities  FacSupplement        Total
-------- ----------------                      ----- ---------------  --------- -----------   ----------  -------------        -----
105      Land and Legal Services               $0.00     $150.000.00      $0.00     $0.00           $0.00       $0.00    $150.000.00
111      Location Preparation          $1,500,000.00           $0.00      $0.00     $0.00           $0.00       $0.00  $1,500,000.00
112      Location Restoration                  $0.00     $100,000.00      $0.00     $0.00           $0.00       $0.00    $100,000.00
115      Mobilization                          $0.00     $300,000.00      $0.00     $0.00           $0.00       $0.00    $300,000.00
116      INTLONLY-Import/Export                $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
         Duties
117      INTLONLY-Nonrec Value                 $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
         added taxes (VAT)
118      INTLONLY-Recoupable Value             $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
         added taxes (VAT)
121      Footage/Turnkey                       $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
122      Heater/Boiler                         $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
123      Camp and Catering                     $0.00      $38,500.00      $0.00     $0.00           $0.00       $0.00     $38,500.00
125      Contract Drilling - Dayrate           $0.00   $3,696,000.00      $0.00     $0.00           $0.00       $0.00  $3,696,000.00
126      Coil Tubing                           $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
127      Snubbing Unit                         $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
131      Fuel                                  $0.00     $770,000.00      $0.00     $0.00           $0.00       $0.00    $770,000.00
132      Offsite Disposal                      $0.00     $400,000.00      $0.00     $0.00           $0.00       $0.00    $400,000.00
133      Water                                 $0.00       $7,700.00      $0.00     $0.00           $0.00       $0.00      $7,700.00
134      Frac Tanks                            $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
141      Mud and Chemicals                     $0.00   $1,275,000.00      $0.00     $0.00           $0.00       $0.00  $1,275,000.00
142      Solids Control Rental                 $0.00     $269,500.00      $0.00     $0.00           $0.00       $0.00    $269,500.00
         Equipment
143      Shaker Screens                        $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
151      Drillstring/Workstring Rental         $0.00     $192,500.00      $0.00     $0.00           $0.00       $0.00    $192,500.00
         Equipment
152      Directional Tools and Services        $0.00     $275,300.00      $0.00     $0.00           $0.00       $0.00    $275,300.00
153      Fishing Tools and Services            $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
154      Well Control Rentals                  $0.00     $126,200.00      $0.00     $0.00           $0.00       $0.00    $126,200.00
155      Office, Sewage and Misc               $0.00      $50,100.00      $0.00     $0.00           $0.00       $0.00     $50,100.00
         Rentals
156      Monitoring Equipment                  $0.00      $30,800.00      $0.00     $0.00           $0.00       $0.00     $30,800,00
157      Safety/Medical                        $0.00      $23,100.00      $0.00     $0.00           $0.00       $0.00     $23,100.00
161      Cement and Services                   $0.00     $584,400.00      $0.00     $0.00           $0.00       $0.00    $584,400.00
162      Pumping Services                      $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
163      Plugs and Packets                     $0.00      $30,000.00      $0.00     $0.00           $0.00       $0.00     $30,000,00
171      Bits                                  $0.00     $318,800.00      $0.00     $0.00           $0.00       $0.00    $318,800.00
172      Stabilizers and Reamers               $0.00     $212,500.00      $0.00     $0.00           $0.00       $0.00    $212.500,00
181      Open Hole Logging (Incl. SW           $0.00     $550,000.00      $0.00     $0.00           $0.00       $0.00    $550,000.00
         Cores & RFTs)
182      LWD Services                          $0.00     $490,500.00      $0.00     $0.00           $0.00       $0.00    $490,500.00

                       AUTHORIZATION FOR EXPENDITURE - ID#                     25990


CostCode Cost Description                      Drill DrillSupplement  Completio CompSupplem  Facilities  FacSupplement         Total
-------- ----------------                      ----- ---------------  --------- -----------  ----------  -------------         -----
183      Mud Logging                           $0.00     $108,000.00      $0.00     $0.00           $0.00       $0.00    $108,000.00
184      Conventional Coring and DSTs          $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
185      Contract Geo/Paleo                    $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
186      Dull Stem Test Equip                  $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
191      Cased Hole Logging                    $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
192      Perforating                           $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
193      Stimulation (Acid./Frac./             $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
         Grav. Pk)
194      Slickline Work                        $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
195      Prod. Well Testing Equip./            $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
         Service
201      Land Transportation                   $0.00     $154,000.00      $0.00     $0.00           $0.00       $0.00    $154,000.00
202      Marine Transportation                 $0.00   $1,386,000.00      $0.00     $0.00           $0.00       $0.00  $1,386,000.00
203      Air Transportation                    $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
211      Supervision - Company                 $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
212      Supervision Contract                  $0.00     $231,000.00      $0.00     $0.00           $0.00       $0.00    $231,000.00
214      Shore Base Expense                    $0.00      $57,800.00      $0.00     $0.00           $0.00       $0.00     $57,800.00
215      Divers                                $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
221      Insurance                             $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
231      Capitalized Overhead                  $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
241      Other Contract Labor                  $0.00      $34,700.00      $0.00     $0.00           $0.00       $0.00     $34,700.00
242      BOP/Wellhead Testing                  $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
251      Casing Crews & Equip & Tong           $0.00     $140,000.00      $0.00     $0.00           $0.00       $0.00    $140,000.00
         Services
252      Laydown/Pickup Services               $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
253      Tubular Testing. Inspection           $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
254      Drillstring/Workstring                $0.00      $50,000.00      $0.00     $0.00           $0.00       $0.00     $50,000.00
         Inspection
255      Communication                         $0.00      $25,400.00      $0.00     $0.00           $0.00       $0.00     $25,400.00
262      Purchased supplies                    $0.00      $15,400.00      $0.00     $0.00           $0.00       $0.00     $15,400.00
271      ABAND EXP/Bundler Services            $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
282      Pipeline Installation                 $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
285      Construction Supervision,             $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
         Inspection & Testing
         Total Intangibles             $1,500,000.00  $12,093,200.00      $0.00     $0.00           $0.00       $0.00 $13,593,200.00
263      Gas Gathering Materials               $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
264      Gas Gathering Labor                   $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
265      Water Gathering Materials             $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
266      Water Gathering Labor                 $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
291      Casing Sub-Total:                     $0.00   $2,008,100.00      $0.00     $0.00           $0.00       $0.00  $2,008,100.00
         Conductor                             $0.00      $87,100.00      $0.00     $0.00           $0.00       $0.00     $87,100.00
         Conductor #2                          $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
         Surface                               $0.00     $489,400.00      $0.00     $0.00           $0.00       $0.00    $489,400.00
         Intermediate #1                       $0.00   $1,262,300.00      $0.00     $0.00           $0.00       $0.00  $1,262,300.00
         Intermediate #2                       $0.00           $0.00      $0.00     $0.00           $0.00       $0.00
         Liner #1                              $0.00     $169,300.00      $0.00     $0.00           $0.00       $0.00    $169,300.00
         Liner #2                              $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
         Production Casing                     $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
         Production Liner                      $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
301      Tubing Sub-Total:                     $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
         Tubing 1                              $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
         Tubing 2                              $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
311      Cementing Equipment                   $0.00      $31,900.00      $0.00     $0.00           $0.00       $0.00     $31,900.00

                       AUTHORIZATION FOR EXPENDITURE - ID#                     25990

CostCode Cost Description                      Drill DrillSupplement  Completio CompSupplem  Facilities  FacSupplement         Total
-------- ----------------                      ----- ---------------  --------- -----------  ----------  -------------         -----
321      Wellhead Equipment                    $0.00      $90,300.00      $0.00     $0.00           $0.00       $0.00     $90,300.00
331      Artificial Lift Equipment             $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
341      Subsurface Equipment                  $0.00     $185,900.00      $0.00     $0.00           $0.00       $0.00    $185,900.00
351      Onshore Prod Equip and                $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
         Piping install - Labor and
352      Tank Equipment                        $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
333      Compressor Equipment                  $0.00           $0.00      S0.00     $0.00           $0.00       $0.00          $0.00
354      Pipeline Materials                    $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
355      Production Equipment                  $0.00           $0.00      $0.00     $0.00           $0.00       $0.00          $0.00
356      Engine and Starter                    $0.00           $0.00      $0,00     $0.00           $0.00       $0.00          $0.00
         Total Tangibles                       $0.00   $2,316,200.00      $0.00     $0.00           $0.00       $0.00  $2,316,200.00
         Subtotal Tangibles &          $1,500,000.00  $14,409,400.00      $0.00     $0.00           $0.00       $0.00 $15,909,400.00
         Intangibles
         Contingency                           $0.00   $2,359,300.00      $0.00     $0.00           $0.00       $0.00  $2,359,300.00
         Total Cost Estimate           $1,500,000.00  $16,768,700.00      $0.00     $0.00           $0.00       $0.00 $18,268,700.00
------------------------------------------------------------------------------------------------------------------------------------